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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2000

                             BEYOND.COM CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


            0-24457                                     94-3212136
    (Commission File Number)                (I.R.S. employer identification No.)



                            3200 PATRICK HENRY DRIVE
                              SANTA CLARA, CA 95054
                    (Address of principal executive offices)




                                 (408) 855-3000
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

        On October 30, 2000, Beyond.com Corporation (the "Company") entered into an agreement with a private investment fund to provide the Company with up to $40 million in private equity funding. This is a one-year agreement that can be extended for an additional year at Beyond.com's discretion. Under the agreement, Beyond.com will have the right (but not the obligation) to obtain as much as $40 million through the issuance of common stock to the fund in a series of drawdowns. The drawdowns are subject to the satisfaction of a number of conditions, including the filing of a registration statement with the Securities and Exchange Commission covering the resale of the shares. Pricing will be based upon the volume weighted average price of the company's stock during the investment period. Beyond.com's use of the funds will be for capital expenditures and working capital needs.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (c) Exhibits.

 2.1 Common Stock Purchase Agreement by and between Beyond.com Corporation and Investwell Investments Limited, dated as of October 30, 2000.

 4.1 Registration Rights Agreement by and between Beyond.com Corporation and Investwell Investments Limited, dated as of October 30, 2000.

 4.2      Common Stock Purchase Warrant granted by Beyond.com Corporation to
          Ladenburg Thalmann and Co., dated as of October 30, 2000.

 4.3      Common Stock Purchase Warrant granted by Beyond.com Corporation to
          Investwell Investments Limited, dated as of October 30, 2000.

10.1 Letter of agreement by and between Beyond.com Corporation and Ladenburg Thalmann and Co., dated as of October 6, 2000.

10.2      Escrow Agreement by and among Beyond.com Corporation, Investwell
          Investments Limited and Epstein Becker & Green, P.C., dated as of
          October 30, 2000.

99.1      Press Release dated October 31, 2000.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BEYOND.COM CORPORATION

                                       By: /s/  Curtis A. Cluff
                                          ------------------------------------
                                          Curtis A. Cluff
                                          Chief Financial Officer



Dated: November 3, 2000


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                                 EXHIBIT INDEX

 EXHIBIT    DESCRIPTION
 -------    -----------
   2.1      Common Stock Purchase Agreement by and between Beyond.com Corporation and Investwell Investments Limited, dated as of October 30, 2000.

   4.1 Registration Rights Agreement by and between Beyond.com Corporation and Investwell Investments Limited, dated as of October 30, 2000.

   4.2      Common Stock Purchase Warrant granted by Beyond.com Corporation to
            Ladenburg Thalmann and Co., dated as of October 30, 2000.

   4.3      Common Stock Purchase Warrant granted by Beyond.com Corporation to
            Investwell Investments Limited, dated as of October 30, 2000.

  10.1 Letter of agreement by and between Beyond.com Corporation and Ladenburg Thalmann and Co., dated as of October 6, 2000.

  10.2      Escrow Agreement by and among Beyond.com Corporation, Investwell
            Investments Limited and Epstein Becker & Green, P.C., dated as of
            October 30, 2000.

  99.1      Press Release dated October 31, 2000.